SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2003

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 576-6000

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

On August 5, 2003, Radiant Systems, Inc. (the “Company”) issued a press release announcing that its Board of Directors has authorized the Company to pursue a divestment of the Company’s enterprise software business. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements: None
(b)	Pro Forma Financial Statements: None
(c)	Exhibits. The following exhibits are filed with this Report:

99.1—Press Release of the Registrant (August 5, 2003)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT SYSTEMS, INC.

By:	/s/ John H. Heyman

John H. Heyman Co-Chief Executive Officer

Dated: August 5, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit Name

99.1	Press Release dated August 5, 2003